  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP.
(Exact name of registrant as specified in charter)

1185 Avenue of the Americas, 37th floor, New York, New York 10036

(Address of principal executive offices)

Robert Birnbaum, c/o Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th floor, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:	April 30, 2020

Date of reporting period:	October 31, 2020

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s semi-annual report as of October 31, 2020 transmitted to stockholders.

TRIDAN CORP.
P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

SEMI-ANNUAL REPORT

December 18, 2020

Dear Shareholder:

This semi-annual report of Tridan Corp. covers the six-month period from May 1, 2020 to October 31, 2020.  As part of this report, we enclose the unaudited financial report for that six-month period and for the corresponding period in 2019.

A schedule of the company’s portfolio holdings at October 31, 2020, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT (formerly Form N-Q).  The company’s Form N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov.  These filings may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at October 31, 2020 was $12.39, compared with $12.35 at October 31, 2019.  Net investment income per share was $0.08 for the six-month period ended October 31, 2020, compared with $0.08 for the six-month period ended October 31, 2019.

At the company’s last annual meeting on July 21, 2020, the reappointment of Mazars USA LLP as the company’s auditors for the fiscal year ending April 30, 2021 was ratified by the shareholders as follows:

Shares Voted For:	2,925,271.1601
Shares Voted Against:	0
Shares Abstaining	0

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

Tridan Corp.
December 18, 2020
Page – 2 –

	Shares Voted For:	Shares Withheld:

Peter Goodman	2,924,965.7265	305.4345
Mark Goodman	2,924,965.7265	305.4345
Paul Kramer	2,924,965.7265	305.4345
Russell J. Stoever	2,924,965.7265	305.4345
Joan G. Rall	2,924,965.7265	305.4345

During the six-month period ended October 31, 2020, no director or officer received any compensation from the company except for fees of $6,000 paid to each director, plus an additional $2,500 to Paul Kramer as chairman of the audit committee.  All executive officers of the company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $12,000 during said period (which excludes professional fees paid to the law firm of the company’s Secretary, Robert Birnbaum).

At its meeting on June 18, 2020, the Board of Directors unanimously approved the renewal of the company’s investment advisory agreement with J.P. Morgan Investment Management Inc. (“Morgan”) for the period July 1, 2020 to June 30, 2021, with the fee reduction noted below.  The board considered a variety of material factors and conclusions with respect thereto that formed the basis for the board’s approval, as discussed below.

Throughout the year, the directors received and analyzed a substantial quantity of comprehensive information and written materials, including ongoing analysis of Tridan’s existing portfolio and Morgan’s recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc.  The directors subject Morgan’s portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio.  Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like.  Morgan is constantly questioned at great length regarding its views, its recommendations and its performance.

In addition to the foregoing as requested by Tridan’s corporate counsel pursuant to Section 15(c) of the Investment Company Act of 1940, Morgan submitted its audited financial statements and detailed information regarding Morgan’s business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material was furnished to each director.  The directors reviewed all of this material and discussed the same at length, as well as their own views on Morgan’s previous performance and relationship with Tridan, with particular attention to the following areas:

Tridan Corp.
December 18, 2020
Page – 3 –

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors.  Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years and five years, compared with the JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays 1-17 Year NY Muni Bond Index.  Based on their review, the directors all agreed that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan was based on knowledge gained over time from discussions with management and at the board’s regular meetings.  In addition, the directors reviewed materials contained in Morgan’s response to Tridan’s 15(c) Questionnaire pursuant to the Investment Company Act of 1940, and its Form ADV under the Investment Advisers Act of 1940 concerning, among much other information, the qualifications, education and experience of Morgan’s personnel involved in rendering those services.  As Tridan’s investment adviser, Morgan manages the investment of the Company’s assets, including purchases and sales of securities, and arranges for the periodic transfer of cash required to pay expenses and make distributions to shareholders.  Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements.  Its affiliate maintains custody of Tridan’s securities and provides access thereto upon request.  The board considered its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements.  The board concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Tridan Corp.
December 18, 2020
Page – 4 –

Fees

Under its Investment Advisory Agreement with Morgan, Tridan had paid an annual fee, computed and payable quarterly, equal to 0.28% (28 basis points) of its net assets under management.  Morgan has agreed to reduce its annual fee to 0.25% (25 basis points) of its net assets under management, effective June 1, 2020.  The agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company.  In addition, the annual charge made to Tridan for maintaining custody of the company’s securities, and for custodial-related services rendered by Morgan and its affiliates, is 0.02% (2 basis points) of the assets held in the custody account.  In light of the nature, extent and quality of the services received by Tridan from Morgan and its affiliated companies, and comparing the management fees charged by Morgan to other fixed-income investment companies managed by it, all of which are many times larger than Tridan, the Board considers Morgan’s management fee to Tridan to be reasonable.

After full consideration of the above factors, the Board concluded unanimously that renewal of the investment advisory agreement with J.P. Morgan Investment Management Inc. was in the best interest of Tridan and its shareholders.

Sincerely,

TRIDAN CORP.

/s/ Peter Goodman

Peter Goodman, President

Tridan Corp.
Financial Statements
October 31, 2020 and 2019

Tridan Corp.
Contents
October 31, 2020 and 2019

Page(s)

Accountant’s Compilation Report	1

Financial Statements

Statements of Assets and Liabilities October 31, 2020 and 2019	2

Schedules of Investments in Municipal Obligations October 31, 2020 and 2019	3-7

Statements of Operations Six Months Ended October 31, 2020 and 2019	8

Statements of Changes in Net Assets Six Months Ended October 31, 2020 and the Year Ended April 30, 2020	9

Notes to Financial Statements	10-17

Accountants’ Compilation Report

To the Shareholders and Board of Directors
Tridan Corp.

Management is responsible for the accompanying financial statements of Tridan Corp., (a corporation) which comprise the statements of assets and liabilities and schedules of investments in municipal obligations as of October 31, 2020 and 2019, and the related statements of operations for the six months ended October 31, 2020 and 2019 and the related statement of changes in net assets for the six months ended October 31, 2020, and the related notes to the financial statements in accordance with accounting principles generally accepted in the United States of America. We have performed a compilation engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We did not audit or review the financial statements nor were we required to perform any procedures to verify the accuracy or completeness of the information provided by management. Accordingly, we do not express an opinion, a conclusion, nor provide any form of assurance on these financial statements.

The statement of changes in net assets for the year ended April 30, 2020 was derived from financial statements that were audited by another accounting firm.  Their report, dated June 23, 2020, expressed an unqualified opinion thereon, but they have not performed any auditing procedures since that date.

A statement of cash flows for the six months ended October 31, 2020 and 2019 has not been presented. Accounting principles generally accepted in the United States of America require that such a statement be presented when financial statements purport to present financial position and results of operations.

We are not independent with respect to Tridan Corp.

December 11, 2020

PKF O’CONNOR DAVIES, LLP
300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677 I Tel: 201.712.9800 I Fax: 201.712.0988 I www.pkfod.com

PKF O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

TRIDAN CORP.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2020 AND 2019

	2020	2019
Assets

Investments in municipal obligations, at fair value (original cost - $37,233,527 and $36,993,110, respectively) (amortized cost - $34,745,907 and $34,704,018 respectively)	$36,443,079	$36,320,795
Cash and cash equivalents	1,019,641	1,046,609
Prepaid expenses and other current assets	2,576	2,576
Accrued interest receivable	436,954	448,608

Total assets	$37,902,250	$37,818,588

Liabilities
Accrued investment advisory fees	$36,259	$38,730
Accrued fees - affiliate	19,220	19,984
Accrued other	12,784	12,565
Common stock redemption payable	169	4,182

Total liabilities	68,432	75,461

Net assets	$37,833,818	$37,743,127

Analysis of net assets
Common stock	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,746,522)	(1,729,650)
Distributable earnings:
Under (Over) distributed net investment income	2,876	(24,292)
Unrealized appreciation of investments, net	1,697,168	1,616,773

Net assets [equivalent to $ 12.39 and $12.35 per share, respectively, based on 3,053,687.9917 shares and 3,055,037.3667 shares of common stock outstanding, respectively]	$37,833,818	$37,743,127

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS
OCTOBER 31, 2020 AND 2019

	2020			2019
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

New York Municpal Bonds

N.Y.S. Dormitory Authority Revs Non St Supported Debt St Johns Univ - Insd 5.25% due July 1, 2021	$1,000,000	$1,005,823	$1,029,810	$1,000,000	$1,014,156	$1,067,820

State of NY Dormitory Auth Personal Inc Tax Rev Ref Educ. 5.50 % due March 15, 2025	500,000	520,324	604,545	500,000	524,966	610,020

Mt Transportation Auth Ny Revenue 5.0% due November 15, 2027	1,250,000	1,462,790	1,360,713	1,250,000	1,489,462	1,565,275

NY St Urban Dev Corp Rev Ref Pers Income Tax 5.0% due March 15, 2031	750,000	851,876	914,812	750,000	867,539	919,155

NYS Dorm Auth Revs (Par Call October 01, 2026) 5.0% due October 01, 2033	1,000,000	1,109,624	1,183,440	1,000,000	1,125,740	1,211,230

Triboro NY Bridge & Tunnel 5.0% due November 15, 2035	1,015,000	1,142,594	1,218,579	1,015,000	1,162,904	1,238,148

Erie County NY Fiscal Stability Sales Tax 5.00% due June 15, 2024	165,000	184,534	193,793	165,000	189,923	194,147

City of New York NY Transitional Finance Auth Rev Sub Future Tax Secured (Par Call November 1, 2019 @100): 5.00% due November 1, 2020	-	-	-	130,000	130,723	130,000

NY City Transitional Financial Authority Rev Future Tax (Par Call November 1, 2022 @100) 5.00% due November 1, 2026	550,000	565,699	599,082	550,000	573,517	610,676

Brookhaven NY Limited Tax 4.0% due March 15, 2023	1,000,000	1,066,893	1,087,180	1,000,000	1,094,764	1,099,390

Erie Count Indvl Dev Agency 5.0% due May 1, 2025	750,000	869,000	897,720	750,000	892,415	904,545

NYC NY Cultural Res-Museum of Modern Art 4.0% due February 1, 2023	400,000	425,067	429,160	400,000	436,157	437,824

Schnectady CNTY NY Various Purposes LTD Tax 5.0% due December 15, 2022	300,000	320,314	329,670	300,000	329,868	337,047

Harrison NY REF Public Impt LTD Tax 5.0% due December 15, 2023	100,000	114,241	114,677	100,000	117,582	116,249

Saratoga County NY Ref LTD Tax 5.0% due July 15, 2023	100,000	113,525	112,852	100,000	117,282	114,389

SNT Lawrence CNTY NY REF Limited Tax (Par Call May 15, 2025) 5.0% due May 15, 2026	105,000	115,712	125,637	105,000	118,001	124,598

NYC NY TR Cultural Res-Museum of Modern Art 4.0% due April 01, 2026	500,000	556,811	578,620	500,000	567,742	587,975

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS
OCTOBER 31, 2020 AND 2019

	2020			2019
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Middele CTRY NY central School District- AT Centereach 5.0% due August 01, 2020	$-	$-	$-	$150,000	$154,271	$154,544

Laurens NY Central School District (Par Call June 15, 2025) 4.0% due June 15, 2028	305,000	322,621	344,034	305,000	326,429	342,143

Nassau County Gen Impt Unltd Tax (Par Call October 1, 2020 @100) 4.00% due October 1, 2022	550,000	548,464	551,320	550,000	552,527	563,464

Brookhaven NY REF Unlimited Tax 5.00% due March 15, 2025	500,000	565,429	601,160	500,000	580,384	603,405

NY ST Environmental FACS 5.00% due June 15, 2026	1,300,000	1,469,377	1,623,388	1,300,000	1,499,461	1,608,581

State of NY Dormitory Auth State Pers. Inc. Tax 5.5% due March 15, 2026	200,000	227,023	249,488	200,000	232,047	251,024

State of NY Dormitory Auth Lease Rev (Par Call August 15, 2020 @100) 5.00 % due August 15, 2023	420,000	419,068	420,899	420,000	420,048	432,990

New York, New York Unlimited Tax (Par Call August 1, 2020 @100) 5.00 % due August 1, 2023	-	-	-	510,000	515,573	524,759

Port Authority of NY and NJ 5.375 % due March 1, 2028	135,000	136,768	159,912	150,000	152,612	178,744

Util. Debt Securitization (Par Call June 15, 2024 @100) 5.00% due December 15, 2026	500,000	549,237	593,250	500,000	561,025	592,865

Erie County NY Fiscal Stability Sales Tax (Par Call June 15, 2027 @100) 5.00% due June 15, 2029	1,000,000	1,162,491	1,273,290	1,000,000	1,184,552	1,260,820

Greece NY Central School District Unlimited Tax (Par Call December 15, 2022 @100) 5.0% due December 15, 2023	500,000	522,518	548,555	500,000	532,160	557,335

Rensselaer Cnty, NY Limited Tax 5.00% due September 1, 2024	100,000	116,168	117,774	100,000	118,758	118,163

Mattituck-Cutchogue NY Central School District Unlimited Tax (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2026	280,000	311,649	340,953	280,000	318,366	338,671

Mattituck-Cutchogue NY (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2027	365,000	404,367	442,745	365,000	412,721	439,664

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS
OCTOBER 31, 2020 AND 2019

	2020			2019
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Putnam County NY Limited Tax (Par Call January 15, 2026 @100) 5.0% due January 15, 2027	$135,000	$151,585	$167,783	$135,000	$154,764	$166,474

Halfmoon NY Pub Imp Limited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	280,000	309,907	340,093	280,000	316,381	338,066

Gates Chili NY Central School Unlimited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	200,000	222,941	243,026	200,000	227,896	241,598

Western Nassau Cty Water Auth (Par Call April 1, 2025 @100) 5.0% due April 1, 2028	100,000	108,125	117,920	100,000	109,961	118,432

Starpoint NY Central School District Ref Unlimited Tax 5.0% due June 15, 2020	-	-	-	250,000	254,311	256,040

Wantagh New York UN Free School 5.00% due September 1, 2021	-	-	-	550,000	574,683	589,160

Central Islip New York Union Free School School District Ref Unlimited Tax 5.00% due July 15, 2022	750,000	786,370	809,460	750,000	807,309	824,880

Rockville Center NY Limited Tax 4.0% due June 15, 2022	200,000	209,713	212,294	200,000	213,258	216,128

Brentwood New York UN Free School 5.00% due January 15, 2023	430,000	442,799	474,991	430,000	449,598	482,886

Connetquot New York Central School District Unlimited Tax 5.0% due January 15, 2024	400,000	417,124	460,520	400,000	422,452	463,736

Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	735,000	764,775	808,676	735,000	775,518	820,999

Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	125,000	128,604	137,643	125,000	131,188	140,436

Onondaga County NY Ref Unlimited Tax (Par Call March 15, 2024 @100) 5.0% due March 15, 2025	285,000	304,597	331,364	285,000	310,398	333,062

North Babylon NY Un Free School Dist Ref Unlimited Tax (Par Call August 1, 2022 @100) 5.0% due August 1, 2023	250,000	260,139	269,545	250,000	265,912	276,788

Battery Park City NY Authority SR-Ser A (Par Call November 1, 2023 @100) 5.0% due November 1, 2029	140,000	144,846	158,948	140,000	147,071	160,685

Buffalo & Ft. Erie NY Pub Bridge Auth Toll Bridge Sys Rev 5.0% due January 1, 2025	410,000	442,350	485,743	410,000	450,048	482,943

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS
OCTOBER 31, 2020 AND 2019

	2020			2019
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Bayport Blue Point NY Un Free School Dist Ref Unlimited Tax 5.0% due September 15, 2024	$250,000	$272,582	$295,508	$250,000	$278,398	$295,750

Saratoga Springs NY Ref Public Imports-Unlimited Tax (Par Call February 15, 2023 @100) 5.0% due February 15, 2025	225,000	239,889	249,264	225,000	245,209	252,441

Build NYC Resource Corp.NY Rev United Jewish Appeal (Par Call July 1, 2024 @100) 5.0% due July 1, 2025	320,000	347,178	373,696	320,000	354,102	374,048

Tompkins County NY Public Impt Ser B Limited Tax (Par Call December 15, 2024 @100) 5.0% due December 15, 2027	500,000	549,416	596,640	500,000	561,378	595,340

Util Debt Securitization Auth NY Restructuring Ser TE (Par Call December 15, 2023 @100) 5.0% due December 15, 2028	500,000	517,022	570,195	500,000	523,073	576,000

Rhinebeck New York Central School District Unlimited Tax (Par Call June 15, 2023 @100) 4.0% due June 15, 2025	535,000	552,022	584,145	535,000	558,488	585,547

Riverhead NY Limited Tax 4.0% due June 1, 2021	-	-	-	1,005,000	1,029,553	1,050,054

Bethlehem, NY Central School District Unlimited Tax 4.00% due January 15, 2021	-	-	-	500,000	509,667	517,255

Plainview Old Bethpage New York Central School District Ref Unlimited Tax 5.00% due December 15, 2020	250,000	250,477	251,398	250,000	254,177	260,932

New York, New York Unlimited Tax (Par Call August 1, 2019 @100) 5.00 % due August 1, 2026	-	-	-	350,000	349,884	351,012

NYS Dorm Auth Persnl Inc Tax 5.0% due August 15, 2026	500,000	591,096	599,320	500,000	605,851	601,220

Met Transportation Auth NY Revenue 5.0% due November 15, 2027	300,000	338,446	350,781	300,000	346,061	360,600

NY ST Dorm Auth Revenues Non St 5.0% due October 1, 2029	1,090,000	1,308,849	1,340,929	1,090,000	1,339,570	1,370,664

NY City Transitional Fin Auth Rev Future (Par Call February 1, 2026 @100) 5.00 % due February 1, 2031	1,000,000	1,138,577	1,202,820	1,000,000	1,162,204	1,197,870

Long Island NY Power Auth Elec 5.0% due September 1, 2034	1,000,000	1,192,461	1,257,960	1,000,000	1,217,971	1,241,414

NYS dorm Sales Tax 5.0% due March 15, 2035	1,250,000	1,420,864	1,536,238	1,250,000	1,444,009	1,542,675

NY NY Ref - Ser Unlimited Tax 5.0% due August 1, 2029	750,000	926,911	969,863	-	-	-

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS
OCTOBER 31, 2020 AND 2019

	2020			2019
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

NY NY Ser D Sbserv Unltd Tax 5.0% due December 1, 2033	$290,000	$335,948	$359,200	$-	$-	$-

N.Y.S. Dormitory Authority Revenues Ref Cornell University 5.0% due July 1, 2031	1,000,000	1,415,887	1,385,720	-	-	-

N.Y.S. Environmental FACS 5.0% due June 15, 2035	500,000	656,183	649,120	-	-	-

Util Debt Securitization Auth NY (Par Call June 15, 2026) 5.0% due December 15, 2033	100,000	121,671	122,329	-	-	-

NY ST Dorm Auth Rev 5.0% due July 1, 2030	500,000	696,546	682,889	-	-	-

	$30,940,000	$34,745,907	$36,443,079	$31,260,000	$34,704,018	$36,320,795

TRIDAN CORP.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2020 AND 2019

	2020	2019
Investment income

Interest	$770,316	$749,266
Amortization of bond premium and discount - net	(326,827)	(297,909)

Total investment income	443,489	451,357

Expenses

Investment advisory fees	53,767	55,809
Professional fees	70,400	70,260
Director’s fees	32,500	32,500
Administrative and accounting expenses	36,000	36,000
Insurance and other expenses	8,529	4,221

Total expenses	201,196	198,790

Net investment income	242,293	252,567

Realized and unrealized gain on investments
Net realized gain on investments	33,016	8,583
Net unrealized appreciation on investments	863,552	571,362

Net realized and unrealized gain on investments	896,568	579,945

Net increase in net assets resulting from operations	$1,138,861	$832,512

TRIDAN CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2020	Year Ended April 30, 2020
Increase in net assets resulting from operations
Net investment income	$242,293	$493,312

Net realized gain on investments	33,016	8,583

Unrealized appreciation on investments	863,552	(211,795)

Net increase in net assets resulting from operations	1,138,861	290,100

Distributions to shareholders from
Net investment income	(211,294)	(526,459)
Capital gains	(33,016)	(23,439)
Redemptions of shares
358.5275 shares (October 2020) and
1410.6330 shares (April 2020)	(4,497)	(17,576)

Total increase	890,054	(277,374)

Net assets
Beginning of period	36,943,764	37,221,138

End of period	$37,833,818	$36,943,764

Tridan Corp.
Notes to Financial Statements
October 31, 2020 and 2019

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securi-ties acquired/sold is included in income from/to the settlem-ent date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of October 31, 2020 and 2019.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation based on the earlier of the call date or the maturity date of the applicable bond.

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision would be required.

On December 22, 2017, the Tax Cuts and Jobs Act (the “2017 Act”) was signed into law, which includes a broad range of tax reform proposals affecting businesses in the United States of America, including corporate tax rates, business deductions and international tax provisions

One of the key changes to the tax law was the reduction of the corporate tax rate from 35% to 21%. GAAP requires deferred tax assets and liabilities to be measured at the tax rates that are expected to apply in the period in which the asset or the liability is settled, based on tax rates that have been enacted by the end of the reporting period.

Tridan Corp.
Notes to Financial Statements
October 31, 2020 and 2019

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded.  The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments.  Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.
Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distributions of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Tridan Corp.
Notes to Financial Statements
October 31, 2020 and 2019

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  At October 31, 2020 and 2019, there were no cash and cash equivalents held in excess of federally insured limits. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.  The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of October 31, 2020 and 2019.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

Tridan Corp.
Notes to Financial Statements
October 31, 2020 and 2019

The following table presents the Company’s financial assets that are measured at fair value as of October 31, 2020 and 2019:

	Quoted Prices for Identical Instruments in Non-Active Markets (Level 2) October 31,
	2020	2019

Investments in municipal obligations	$$36,443,079	$$36,320,795

Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	October 31,
	2020	2019

Cash and cash equivalents	$1,019,641	$1,046,609

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	October 31,
	2020	2019

Accrued investment advisory and custodian fees (a)	$36,259	$38,370
Accrued fees - affiliate (b)	$19,220	$19,984
Accrued other:
Accrued audit fees (c)	$12,375	$12,125
Accrued administrative and stock redemptions	578	4,622
	$12,953	$16,747

Tridan Corp.
Notes to Financial Statements
October 31, 2020 and 2019

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investment-s.  The annual advisory fee is .25 of one percent (effective June1, 2020 and .28 prior to that date) and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the six months ending October 31, 2020 and 2019, the Company incurred legal fees of approximately $46,000 and $46,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the six months ending October 31, 2020 and 2019 the Company incurred audit fees of approximately $25,000 and $24,000, respectively.

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $2,908,000 and $3,074,000, respectively, for the six months ended October 31, 2020, and $3,183,000 and $2,728,000, respectively, for the six months ended October 31, 2019.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at October 31, 2020 and 2019, was approximately $34,746,000 and $34,704,000, respectively, and net unrealized appreciation at October 31, 2020 and 2019, for U.S. Federal income tax purposes was approximately $ 1,697,000 and $ 1,617,000, respectively (gross unrealized appreciation of approximately $1,799,000 and $1,626,000, respectively; gross unrealized depreciation of approximately $102,000 and $9,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At October 31, 2020 and 2019, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 20,236 shares and 21,586 shares, respectively, of outstanding common stock, at October 31, 2020 and 2019.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, as of the end of the Company’s fiscal quarter in which the request for redemption is received.  At October 31, 2020 and 2019, there were 116,081.1218 shares ($1,381,648) and 114,731.7468 shares ($1,364,774), respectively, which have been redeemed under this plan.

Tridan Corp.
Notes to Financial Statements
October 31, 2020 and 2019

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period. The net asset values per share and the shares outstanding are as follows:

	October 31,
	2020	2019

Net asset value	$12.39	$12.35
Shares outstanding at:
October 31, 2020	3,053,687.9917
October 31, 2019	3,055,037.3667

6.	Distributions

During the six months ended October 31, 2020 and 2019, distributions of $244,310 ($.08 per share), $305,323 ($.10 per share), respectively were declared and paid to shareholders, Distributions for the year ended April 30, 2020 amounted to $549,898 ($.19 per share). Substantially all of the distributions were exempt from Federal income taxes except for $33,016 and $23,439 of capital gain distributions during the six months ended October 31, 2020 and 2019, respectively and $23,439 for the year ended April 30, 2020.

The tax character of distributions paid during the six months ending October 31, 2020 and 2019 and for the year ending April 30, 2019 is as follows:

	Six Months Ended October 31,		Year Ended April 30,

	2020	2019	2020
Distributions paid from investment income:
Tax-exempt investment income, net	$211,294	$281,884	$526,459
Capital gains	33,016	23,438	23,439
	$244,310	$305,322	$549,898

Tridan Corp.
Notes to Financial Statements
October 31, 2020 and 2019

As of October 31, 2020, 2019 and April 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Six Months Ended October 31,		Year Ended April 30,
	2020	2019	2020
Over-distributed tax-exempt investment income, net	$2,876	$(24,292)	$5,025
Over-Undistributed capital gains (losses)	-	-	14,856
Unrealized appreciation of investments, net	1,697,168	1,616,773	1,045,411

	$1,700,044	$1,592,481	$1,065,292

Capital loss carryforwards as of October 31, 2020 and 2019 were $-0- and $-0-, respectively. The Company had no capital reclassification related to permanent book/tax differences for the six months ending October 31, 2020 and 2019 and for the year ended April 30, 2020.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the six months ended October 31, 2020 and 2019 and for the year ended April 30, 2020.

7.	Coronavirus (COVID -19) Pandemic:

In March 2020, the World Health Organization has declared the coronavirus (COVID-19) outbreak to constitute a Public Health Emergency of International Concern. The resulting restrictions on travel and quarantines imposed have had a negative impact on the U.S. economy and business activity globally, the full impact of which is not yet known and may result in an adverse impact to the Company’s financial position, the value of its investments in municipal obligations, and operating results.

Tridan Corp.
Notes to Financial Statements
October 31, 2020 and 2019

8.	Financial Highlights

Selected per share data and ratios are as follows:

	Six Months Ended October 31,
	2020	2019	2018	2017	2016
Per share operating performance: (For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$12.09	$12.18	$11.91	$12.28	$12.60

Income from investment operations:
Net investment income	.08	.08	.09	.10	.11
Net realized and unrealized gain (loss) on investments	.30	.19	(.05)	(.02)	(.15)
Total from investment operations	.38	.27	.04	.08	(.04)
Less distributions:
Dividends (from net investment income)	(.07)	(.09)	(.09)	(.12)	(.12)

Capital gains	(.01)	(.01)	(.01)	(.00)	(.00)
Total distributions	(.08)	(.10)	(.10)	(.12)	(.12)

Net asset value - end of year	$12.39	$12.35	$11.85	$12.24	$12.44
Per share value - end of year	$12.39	$12.35	$11.85	$12.24	$12.44

*Total investment return	0.08%	0.05%	(0.03)%	(0.06)%	(0.04)%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$37,834	$37,743	$35,984	$37,429	$38,051
Ratio of expenses to average net assets	1.08%	1.08%	1.14%	1.09%	1.11%
Ratio of net investment income to average net assets	1.30%	1.37%	1.49%	1.63%	1.75%
Portfolio turnover rate	8.22%	8.63%	12.90%	5.55%	7.05%
Average (simple) number of shares outstanding (in thousands)	3,054	3,055	3,059	3,059	3,060

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

Item 2.	Code of Ethics

Not required in this report.

Item 3.	Audit Committee Financial Expert

Not required in this report.

Item 4.	Principal Accountant Fees and Services

Not required in this report.

Item 5.	Audit Committee of Listed Registrants.

Not required in this report.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of October, 31, 2020 is included as part of the financial statement filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

No change in the portfolio managers identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)
The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report.  Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)
There was no change in the registrant’s internal control over financial reporting that occurred during its last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/s/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	12/18/2020

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	12/18/2020

By (Signature and Title)	/s/ Mark Goodman
Mark Goodman, Treasurer and Chief Financial Officer

Date:	12/18/2020